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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-53299




                       SUPPLEMENT TO THE PROSPECTUS OF
            DEAN WITTER HIGH INCOME SECURITIES DATED JUNE 16, 1997

   On June 30, 1997, the Board of Trustees of Dean Witter High Income Securities (the "Fund") approved an Agreement and Plan of Reorganization between the Fund and Dean Witter High Yield Securities Inc. ("High Yield"), pursuant to which the assets of the Fund would be combined with those of High Yield and shareholders of the Fund would become shareholders of High Yield, receiving shares of High Yield equal to the value of their holdings in the Fund (the "Reorganization"). On July 28, 1997, High Yield will begin offering its shares in multiple classes, each with different distribution arrangements and sales charges. Class B shares will be offered at net asset value without an initial sales charge but will under most circumstances be subject to a declining contingent deferred sales charge ("CDSC"). Shareholders of the Fund will receive Class B shares of High Yield in connection with the Reorganization.

   Shares of the Fund purchased prior to the Reorganization by trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") provides discretionary trustee services will convert to Class A shares of High Yield shortly after the Reorganization. The CDSC will not be applicable to such shares. Class A shares of High Yield are subject to lower ongoing distribution fees than those of Class B.

   The Reorganization is subject to the approval of shareholders of the Fund. A proxy statement formally detailing the proposal and the reasons for the Trustees' action, as well as information concerning High Yield, will be distributed to shareholders of the Fund.

   The Board of Trustees of the Fund also approved expanding the category of retirement plans that are eligible for a waiver of any applicable CDSC, which category currently pertains only to certain 401(k) plans, to include redemptions of shares of the Fund held by all employer-sponsored plans qualified under Internal Revenue Code Section 401(a) that offer investment companies managed by Dean Witter InterCapital Inc., the Fund's investment manager, or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of Dean Witter Reynolds Inc. serves as recordkeeper ("Eligible Plan"), provided that either (a) the plan continues to be an Eligible Plan after the redemption or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

June 30, 1997